UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026

BRADY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-14959

Wisconsin	39-0178960
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of principal executive offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Nonvoting Common Stock, par value $0.01 per share	BRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma information required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K and that were excluded from the Original Form 8-K. Except for the filing of such financial statements and pro forma information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Form 8-K. This Amendment should be read together with the Original Form 8-K.
The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the acquisition had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the acquisition.

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective August 3, 2026, Brady Corporation (the “Company”) completed its previously announced acquisition of Honeywell International Inc.’s Productivity Solutions and Services business pursuant to the terms of the Equity Purchase Agreement dated as of April 20, 2026, as previously disclosed in the Company’s Current Report on Form 8-K (the “Original Form 8-K”) filed on August 6, 2026.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired.
The audited combined financial statements of the Productivity Solutions and Services business (the “Business”) as of and for the years ended December 31, 2025 and 2024 and the unaudited condensed combined financial statements of the Productivity Solutions and Services business as of and for the six months ended June 27, 2026 and June 28, 2025 are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A and incorporated herein by reference. Such financial statements of the Business were prepared in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the year ended July 31, 2026 and the Productivity Solutions and Services business for the year ended June 27, 2026 are attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(c) Not applicable.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm

99.1	Audited Combined Financial Statements of the Productivity Solutions and Services business as of and for the years ended December 31, 2025 and 2024

99.2	Unaudited Condensed Combined Financial Statements of the Productivity Solutions and Services business as of and for the six months ended June 27, 2026 and June 28, 2025

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Brady Corporation for the year ended July 31, 2026 and the Productivity Solutions and Services business for the year ended June 27, 2026

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION

Date: October 16, 2026

/s/ ANN E. THORNTON
Ann E. Thornton
Chief Financial Officer, Chief Accounting Officer and Treasurer